PELICAN PROPERTIES, INTERNATIONAL CORP.
                                 2 FENWICK ROAD
                           FORT MONROE, VIRGINIA 23651

                                 PROXY STATEMENT

                         RELATING TO THE ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD JUNE 22, 1999
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     PELICAN PROPERTIES, INTERNATIONAL CORP.
                (Name of Registrant as Specified in Its Charter)
   ---------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1)       Title of each class securities to which transaction applies:
         -----------------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5)       Total fee paid:
         -----------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         -----------------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
         3)       Filing Party:
         -----------------------------------------------------------------------
         4)       Date Filed:
         -----------------------------------------------------------------------

PELICAN PROPERTIES, INTERNATIONAL CORP.               C. John Knorr, Jr.
2 Fenwick Road                                        Chairman of the Board
Fort Monroe, Virginia 23651



May 25, 1999



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Pelican Properties, International Corp. The Annual Meeting will be held at McLure House Hotel and Conference Center, 1200 Market Street, Wheeling, West Virginia 26003, on Tuesday, the 22nd day of June, 1999, at 9:30 A.M., and thereafter as it may from time to time be adjourned.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         Your vote is important. Whether or not you attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting and vote in person, you may do so.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

         We look forward to seeing you at the Annual Meeting.

                                                              Sincerely,


                                                              C. John Knorr, Jr.

                     PELICAN PROPERTIES, INTERNATIONAL CORP.

--------------------------------------------------------------------------------

                                    NOTICE OF
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT

               ---------------------------------------------------------------
               Date:      June 22, 1999
               Time:      9:30 a.m.
               Place:     McLure House Hotel and Conference Center
                          1200 Market Street
                          Wheeling, West Virginia
               ---------------------------------------------------------------

Dear Shareholders:

         At our Annual Meeting, we will ask you to:

         o        Elect three directors to the Board of Directors; and

         o Transact any other business that may properly be presented at the Annual Meeting.

                                   RECORD DATE

         If you were a shareholder of record at the close of business on May 21, 1999, you are entitled to notice of and to vote at the Annual Meeting. A list of shareholders entitled to vote at the meeting will be available during business hours for ten days prior to the Annual Meeting at our offices, 2 Fenwick Road, Fort Monroe, Virginia, 23651, for examination by any shareholder for any purpose germane to the meeting.

                               PROOF OF OWNERSHIP

         Attendance at the Annual Meeting will be limited to shareholders of record or their authorized representative by proxy. If your shares are held through an intermediary, such as a bank or broker, you must present proof of your ownership of Pelican Properties shares at the Annual Meeting. Proof of ownership could include a proxy from the intermediary or a copy of your account statement, which confirms your beneficial ownership of Pelican shares.

                                        By order of the Board of Directors,



                                                 /s/ C. John Knorr, Jr.
                                                 ------------------------
                                                 C. John Knorr, Jr.
                                                 Chairman of the Board

May 25, 1999

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING...................................................................3
   Why Did You Send Me this Proxy Statement?......................................................................3
   How Many Votes Do I Have?......................................................................................3
   How Do I Vote by Proxy?........................................................................................3
   May I Revoke My Proxy?.........................................................................................3
   How Do I Vote in Person?.......................................................................................4
   What Vote Is Required to Approve Each Proposal?................................................................4
   Is Voting Confidential?........................................................................................4
   What Are the Costs of Soliciting the Proxies?..................................................................4
   How Can I Obtain an Annual Report on Form 10-KSB?..............................................................4
INFORMATION ABOUT PELICAN PROPERTIES, INTERNATIONAL CORP. COMMON STOCK OWNERSHIP..................................5
   How Much Stock is Owned By Directors, Executive Officers and At Least 5% Shareholders?.........................5
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS................................................................6
   The Board of Directors; Committees of the Board................................................................6
   How Do We Compensate Our Directors?............................................................................6
   The Executive Officers.........................................................................................6
   Did Directors, Executive Officers and Greater-Than-10% Shareholders Comply with Section 16(a) Beneficial
   Ownership Reporting in 1998?...................................................................................7
   How Do We Compensate Our Executive Officers?...................................................................7
SUMMARY COMPENSATION TABLE........................................................................................7
OPTION GRANTS DURING FISCAL YEAR 1998.............................................................................8
AGGREGATE OPTION EXERCISES DURING FISCAL YEAR 1998 AND YEAR-END OPTION VALUES.....................................8
ARRANGEMENTS WITH OFFICERS AND DIRECTORS..........................................................................8
   Proposal:  Elect Three Directors...............................................................................9
OTHER MATTERS....................................................................................................10
INFORMATION ABOUT SHAREHOLDER PROPOSALS..........................................................................10


                             PROXY STATEMENT FOR THE
                     PELICAN PROPERTIES, INTERNATIONAL CORP.
                       1999 ANNUAL MEETING OF SHAREHOLDERS


                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Proxy Statement?

         The Board of Directors of Pelican Properties, International Corp. sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the 1999 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 25, 1999 to all shareholders entitled to vote. Shareholders who owned Pelican common stock at the close of business on May 21, 1999 are entitled to vote. On this record date, there were 5,642,518 shares of Pelican common stock outstanding. Common stock is our only class of voting stock.

How Many Votes Do I Have?

         Each share of Pelican common stock that you own entitles you to one vote. The proxy card enclosed herewith indicates the number of Pelican shares that you own.

How Do I Vote by Proxy?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors, as follows:

         o        "FOR" the election of all three nominees for director.

         If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Revoke My Proxy?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date;

         o You may notify Pelican's Secretary, Timothy M. Benjamin at 12520 S.W. 195th Terrace, Miami, Florida 33177, in writing before the Annual Meeting that you have revoked your proxy; or

         o        You may vote in person at the Annual Meeting.

How Do I Vote in Person?

         If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 21, 1999, the record date for voting.

What Vote Is Required to Approve Each Proposal?

Proposal:                                     Elect Three Directors The three
                                              nominees for director who receive
                                              the most votes (a "plurality" as
                                              required by Florida law) will be
                                              elected. So, if you do not vote
                                              for a particular nominee, or you
                                              indicate "withhold authority to
                                              vote" for a particular nominee on
                                              your proxy card, your vote will
                                              not count either "for" or
                                              "against" the nominee.

                                              A "broker non-vote" (i.e., when a
                                              broker does not have authority to
                                              vote on a specific issue) will
                                              also have no effect on the outcome
                                              since only a plurality of votes
                                              actually cast is required to elect
                                              a director.

Quorum; The Effect of                         A majority of the outstanding
Broker Non-Votes and Abstentions              shares of common stock will
                                              constitute a quorum. Your broker
                                              is not entitled to vote on a
                                              proposal unless it receives
                                              instructions from you. If your
                                              broker does not vote your shares
                                              on a proposal, such broker
                                              non-votes will not count as shares
                                              present for purposes of
                                              determining the presence or
                                              absence of a quorum for the
                                              transaction of business and, thus,
                                              will have no legal effect on any
                                              other matter which may come before
                                              the shareholders. Abstentions are
                                              counted for determining if a
                                              quorum is present, but because the
                                              affirmative vote of a majority of
                                              the votes cast is required to
                                              approve any other matter that may
                                              come before the shareholders,
                                              abstentions will have no legal
                                              effect on whether a matter is
                                              approved.

Is Voting Confidential?

         As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are held confidential by Pelican. That information is available for examination only by the inspectors of election who are employees appointed to tabulate the votes. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

What Are the Costs of Soliciting the Proxies?

         Pelican pays the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, by telephone or telegraph by Pelican officers and employees without additional compensation. Pelican pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

How Can I Obtain an Annual Report on Form 10-KSB?

         The 1998 Annual Report on Form 10-KSB was filed with the Securities and Exchange Commission on or about April 15, 1999. If you would like a copy, without charge, please write to:

                           Investor Relations
                           Pelican Properties, International Corp.
                           12520 S.W. 195th Terrace
                           Miami, Florida 33177
                           Attention:  Timothy M. Benjamin

INFORMATION ABOUT PELICAN PROPERTIES, INTERNATIONAL CORP. COMMON STOCK OWNERSHIP

How Much Stock is Owned By Directors, Executive Officers and At Least 5% Shareholders?

         The following table shows, as of April 30, 1999, (a) all persons we know to be "beneficial owners" of more than five percent of the outstanding common stock of Pelican, and (b) the common stock owned beneficially by Pelican directors and executive officers and all executive officers and directors as a group. Each person has sole voting and sole investment power with respect to the shares shown, except as noted.

                                                                          Shares beneficially owned(2)
                        Name and Address(1)                                Number              Percent
                        -------------------                                ------              -------

C. John Knorr, Jr.(3)...........................................         1,685,483                29%
Jane Bergman(4).................................................           280,000               5.5%
Donald E. Schupp................................................               400                **
Timothy M. Benjamin(5)..........................................            90,000               1.6%
Thomas L. Callahan(6)...........................................           688,145              13.5%
Linda Brauer(7).................................................           350,698               6.8%
All Directors and Executive Officers
   as a Group (four persons)(8).................................         2,055,883              34.2%

------------------
**     Represents a percentage of beneficial ownership that is less than 1%.

(1) Unless otherwise stated, the address for all persons listed above is 2 Fenwick Road, Fort Monroe, Virginia 23651.
(2) "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Pelican common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding) have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days. The percent of shares beneficially owned as of April 30, 1999 was calculated based upon 6,015,851 "shares", consisting of 5,642,518 shares of common stock outstanding plus 373,333 options to purchase common stock.
(3) Mr. Knorr's address is P.O. Box 500466, Marathon, FL 33050. This amount includes [107,256 shares of common stock held by Infinity Investments Group, Inc., the former general partner of Sunshine Key Associates Limited Partnership, a Florida limited partnership of which, until May 29, 1998, Pelican owned a 99% interest. This amount also includes:
       333,333 shares of common stock issuable upon the exercise of options at a price of $.01 per share at any time between January 1, 1999 and January 1, 2003.
(4) Ms. Bergman's address is 22 Laarison Road, Chester, New Jersey 07930. Ms. Bergman has no rights to acquire shares of common stock that may be acquired upon exercise of stock options that were exercisable as of April 30, 1999, or that will become exercisable within 60 days after April 30, 1999.
(5) Mr. Benjamin's address is 12520 S.W. 195th Terrace, Miami, Florida 33177. This amount includes 40,000 shares issuable upon the exercise of options that became exercisable upon satisfaction of certain conditions set forth in an employment agreement between Pelican and Mr. Benjamin.
(6) Mr. Callahan's address is 1001 Oystercove Drive, Grasonville, Maryland 21638. Mr. Callahan has no rights to acquire shares of common stock that may be acquired upon exercise of stock options that were exercisable as of April 30, 1999, or that will become exercisable within 60 days after April 30, 1999.
(7) Ms. Brauer's address is 11308 Bedfordshire Avenue, Potomac, Maryland 20854. Ms. Brauer has no right to acquire shares of common stock that may be acquired upon exercise of stock options that were exercisable as of April 30, 1999, or that will become exercisable within 60 days after April 30, 1999.
(8) This amount includes 373,333 shares of common stock that may be acquired upon exercise of stock options that were exercisable as of April 30, 1999, or that will become exercisable within 60 days after April 30, 1999.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors; Committees of the Board

         The Board of Directors oversees the business and affairs of Pelican and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman of the Board, other key executives and our principal external advisors (legal counsel, outside auditors and other consultants), by reading reports and other materials that we send to them and by participating in meetings.

         The Board met one time during fiscal year 1998 and took action five times by written consent. There are no temporary or permanent committees of the Board of Directors.

How Do We Compensate Our Directors?

Meeting Fees
and Expenses                               Commencing with this 1999 Annual
                                           Meeting, we compensate directors who
                                           are not employees of Pelican or our
                                           subsidiaries with a fee of $500 for
                                           each Board meeting. We reimburse all
                                           directors for travel and other
                                           related expenses incurred in
                                           attending shareholder and Board
                                           meetings. We do not compensate our
                                           employees or employees of our
                                           subsidiaries for service as a
                                           director. We do, however, reimburse
                                           them for travel and other related
                                           expenses.

Stock Awards We do not currently grant directors of Pelican the right to participate in any of our stock option plans, but do encourage all non-employee directors to purchase shares of common stock on the open market as they wish.

The Executive Officers

         These are the biographies of Pelican's current executive officers, except for Mr. Knorr, whose biography is included below under "Proposal: Elect Three Directors."

Timothy M. Benjamin                Chief Financial Officer, Treasurer and
Age 33                             Secretary. Since October 30, 1995, Mr.
                                   Benjamin has served as the Chief Financial
                                   Officer and since June 1996 also as the
                                   Treasurer and Secretary of Pelican. From 1989 to October 1995, Mr. Benjamin was employed with the Federal Reserve Bank of Atlanta and Miami, as the Senior Business Development
                                   Coordinator.

Nathan Roesing                     Vice President of Hotel Operations. Since
Age 32                             October 1998, Mr. Roesing has served as the
                                   Vice President of Hotel Operations for
                                   Pelican. From March 1996 to October 1998, he was a Regional Director of Hotel
                                   Operation/General Manager and Corporate
                                   Regional Director of Sales with Lane Hotels,
                                   Inc. -- Eastern Region, in Newport News,
                                   Virginia. From July 1995 to March 1996, Mr.
                                   Roesing worked as the General
                                   Manager/Corporate Director of Sales for the Pittsburgh region of Days Inn and, prior to that, from January 1993 to July 1995, he served as Corporate Director of Hotel
                                   Operations/Corporate Director of Sales with
                                   Interstate Hotels, Inc., Pittsburgh Hilton &
                                   Towers, Hyatt Hotels Corp., and Vista
                                   International Hotels, all in Pittsburgh,
                                   Pennsylvania.

Did Directors, Executive Officers and Greater-Than-10% Shareholders Comply with
Section 16(a) Beneficial Ownership Reporting in 1998?

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and greater-than-10% shareholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Pelican common stock and to provide Pelican with copies of the reports. Based solely on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for fiscal year 1998, except for Timothy Benjamin, who inadvertently filed a late Form 4 for reporting options which he exercised, and Jane Bergman, who inadvertently filed a late Form 4 for reporting quarterly stock compensation that she received for serving as an officer of Pelican.

How Do We Compensate Our Executive Officers?

         The tables below show salaries and bonuses paid during the last two years, options granted in fiscal year 1998 and aggregate options exercised in fiscal year 1998 for the Chief Executive Officer and President. No executive officer of Pelican has received annual compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                               Long-term
                                       Annual compensation                                compensation awards
                                ------------------------------                      -----------------------------
                                                                                      Options         All other
                                Year       Salary        Bonus          Other       # of Shares      Compensation
                                ----       ------        -----          -----       -----------      ------------
Jane Bergman                     1998   $       --       $16,500    $     --             --           $28,700(2)
 President (1)                   1997           --            --          --             --            $8,750(3)

C. John Knorr, Jr.               1998      $62,400        $8,750          --             --                --
 Chairman of the Board(4)        1997      $62,400            --          --             --                --

----------

(1)    Ms. Bergman served as President of Pelican from June 1, 1996 to May 31,
       1998.
(2) This amount represents the value (as determined by Pelican) of 40,000 shares of common stock earned in 1998 under an employment agreement between Ms. Bergman and Pelican, which expired on May 31, 1998 and was not renewed.
(3) This amount represents the value (as determined by Pelican) of 140,000 shares of common stock earned in 1997 under an employment agreement between Ms. Bergman and Pelican.
(4)    Since June 1, 1998, Mr. Knorr has served as President of Pelican.

                      OPTION GRANTS DURING FISCAL YEAR 1998

         The following table shows information about grants of stock options to the executive officers pursuant to Pelican's stock option plans or otherwise during fiscal year 1998.

                      Option Grants During Fiscal Year 1998

                                                                      % of Total
                                                                   Options Granted       Exercise or
                                                    Options        to Employees in        Base Price       Expiration
                    Name                        Granted(shares)       Fiscal Year         ($/share)           Date
                    ----                        ---------------       -----------         ---------           ----
Timothy M. Benjamin......................           50,000            100%               $0.01            2/28/2002

  AGGREGATE OPTION EXERCISES DURING FISCAL YEAR 1998 AND YEAR-END OPTION VALUES

         One executive officer exercised a total of 50,000 options during fiscal year 1998. The following table shows information about the value of exercised and unexercised stock options on December 31, 1998 for the executive officer listed below.

                              Number of                    Number of Securities Under-     Value of Unexercised In-
                               Shares                      ----------------------------  -----------------------------
                             Acquired on        Value       lying Unexercised Options        the-Money Options at
                              Exercise      Realized (1)       at December 31, 1998          December 31, 1998(2)
                            ------------    -------------  ----------------------------  -----------------------------
                                                           Exercisable    Unexercisable   Exercisable   Unexercisable
                                                           -----------    -------------   -----------   -------------
Timothy M. Benjamin...           50,000        $74,500              --            --         $30,750             --

----------
(1) The dollar values are calculated by determining the difference between $1.50, the closing bid price of common stock on March 6, 1998, and the exercise price of the stock options.
(2) The dollar values are calculated by determining the difference between $0.6250 per share, the closing bid price of common stock on December 31, 1998, and the exercise price of the stock options. "In-the-Money" stock options are options for which the exercise price is less than the market price of the underlying stock on a particular date.



                    ARRANGEMENTS WITH OFFICERS AND DIRECTORS

         As of April 30, 1999, there were exercisable stock options to purchase an aggregate of approximately 333,333 shares of common stock at an exercise price of $.01 per share. In addition, in April 1999. Mr. Knorr exercised options to purchase 333,333 shares of common stock at an exercise price of $.01 per share. Both of these options (aggregating 666,666) were granted to Mr. Knorr on October 9, 1996 as consideration for Mr. Knorr guaranteeing the payment of $1,000,000 under a Guarantee Agreement between Mr. Knorr and WAMCO XXII, Ltd., dated August 6, 1996.

         Infinity Investments Group, Inc., a Florida corporation owned and controlled by Mr. Knorr, privately owned three park model units located at the Sunshine Key Resort. These rental units were managed through a subsidiary of Pelican, Ohio Key I Inc., and expenses were paid for the units through May 1998 and were labeled earned income. On June 4, 1998, Infinity Investments Group sold its interests in the three park model units to a third party and all balances owed by Pelican were settled.

         As of December 31, 1997, Pelican owed to Mr. Knorr, directly and indirectly, $5,638, of which amount was referred to as "Due to Affiliates" in Pelican's financial statements. These sums were related to the unit incomes, which units were sold in 1998. As of April 30, 1999, there are no balances owed to or from Mr. Knorr, directly or indirectly, other than compensation from Pelican for his services as Chairman.

         On June 4, 1998, Pelican redeemed an aggregate of 46,666 shares of its Series A Convertible Preferred Stock for a redemption price of 117.6% of the stated face value ($1.50 per share). As a result of the redemption, Mr. Knorr received $82,320.


Proposal:  Elect Three Directors

         The Board has nominated three directors for election at the Annual Meeting, to serve until the 2000 annual meeting of shareholders or until their successors are elected and qualified. Messrs. Knorr and Schupp are currently directors of Pelican.

         If any of the nominees should become unavailable, your shares will be voted for a Board-approved substitute, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meting.

                                    Nominees

C. John Knorr, Jr.                  Since May 1996, Mr. Knorr has served as the
Chairman of the Board, President    Chairman of Pelican and, from August 1995 to
Age 53                              June 1996 and since June 1998, also as its
                                    President. Since [1991], Mr. Knorr has been the President and sole shareholder of Infinity Investments Group, Inc., which, until May 1998, was the general partner and management company for Sunshine Key
                                    Associates, L.P., a Florida limited
                                    partnership, of which Pelican owned a 99% interest.

Donald E. Schupp                    Mr. Schupp has served as a director of
Age 53                              Pelican since February 1997. Since 1983, Mr.
                                    Schupp has served as President and Chief
                                    Operating Officer of Buckeye Refining Co.,
                                    LLC, whose predecessor is American Refining
                                    Group, Inc. in the oil and refining
                                    business, with headquarters in Pittsburgh,
                                    Pennsylvania.

Michael Halpern                     Mr. Halpern has been nominated by the board
Age 46                              of directors to serve on Pelican's board of
                                    directors for fiscal year 1999. Since 1977, Mr. Halpern has worked as an attorney in Key
                                    West, Florida and , during that time, has served as the President and Chief Executive
                                    Officer of Triad Planning and Management
                                    Corporation, Ramlo Construction Corporation,
                                    Ramlo Development Corporation, and Key West
                                    Saloon, Inc, which owns Sloppy Joe's Bar in
                                    Key West, Florida. Mr. Halpern received his
                                    B.A. from S.U.N.Y. - Binghampton and his
                                    M.B.A. and J.D. from Florida State
                                    University.

--------------------------------------------------------------------------------

         The Board recommends that you vote "FOR" the election of all three nominees for director.
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         A COPY OF PELICAN'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED
DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITH FINANCIAL STATEMENTS AND THE SCHEDULES THERETO BUT WITHOUT ANY OTHER EXHIBITS, WILL BE MAILED TO THE SHAREHOLDERS OF PELICAN UPON RECEIPT OF A WRITTEN REQUEST.

         For Further information on obtaining the 1998 Annual Report, see "How Can I Obtain An Annual Report on Form 10-KSB", above.


                                  OTHER MATTERS

         Management does not know of any matters to be presented for action at the meeting other than the election of directors, as further described in the Notice of Annual Meeting of Shareholders. However, if any other matters come before the Annual Meeting, it is intended that the holders of the proxies will vote thereon in their discretion.


                     INFORMATION ABOUT SHAREHOLDER PROPOSALS

         Any shareholder who desires to present a proposal qualified for inclusion in our proxy materials relating to our 2000 Annual Meeting must forward the proposal to C. John Knorr, Jr., at the address set forth below in time to arrive at our offices no later than January 27, 2000. This January 27, 2000 deadline will change in accordance with the rules and regulations promulgated by the Securities and Exchange Commission if the date of the 2000 Annual Meeting is 30 calendar days earlier or later than June 22, 2000. The notice provided by the shareholders must contain:

        o     a complete and accurate description of the proposal;
        o a statement that the shareholder (or the shareholder's legal representative) intends to attend the meeting and present the proposal and that the shareholder intends to hold of record securities entitled to vote at the meeting through the meeting date;
        o the shareholder's name and address and the number of shares of our voting securities that the shareholder holds of record and beneficially as of the notice date; and
        o a complete and accurate description of any material interest of such shareholder in such proposal.

         All shareholder proposals are subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (regardless of whether included in the proxy materials), and applicable Florida law.

         Under the proxy rules, in the event Pelican receives notice of a shareholder proposal to take action at the next annual meeting that is not submitted for inclusion in the proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by Pelican to its shareholders will have the discretion to vote on such proposal in accordance with their best judgment if notice of the proposal is not received at our offices by April 10, 2000.

         Our Bylaws do not provide separate or additional procedures for shareholders to nominate directors or to bring business before the shareholders.

         If you wish to submit a shareholder proposal for the 2000 Annual Meeting of Shareholders or if you would like a copy of our Bylaws (without charge), please write to C. John Knorr, Jr., of Pelican Properties, International Corp. at 2 Fenwick Road, Fort Monroe, Virginia 23651.

                                             By order of the Board of Directors,


                                             /s/ C. John Knorr, Jr.
                                             -----------------------------------
                                             C. John Knorr, Jr.
                                             Chairman of the Board

May 25, 1999

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                     PELICAN PROPERTIES, INTERNATIONAL CORP.
    Proxy for 1999 Annual Meeting of Shareholders to be held on June 22, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Pelican Properties, International Corp. (the "Company") hereby constitutes and appoints C. John Knorr, Jr. and Donald E. Schupp, or either of them, as attorney and proxy, with the power to appoint a substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held Tuesday, June 22, 1999, or at any and all adjournments or postponements thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and the Proxy Statement dated May 25, 1999.

Proposal:         To consider and act upon a proposal to elect Messrs. Knorr,
                  Schupp and Halpern, as directors to hold office for one-year terms or until their successors are elected and qualified.

                  [ ] FOR ELECTION OF ALL NOMINEES (except as shown below)
                  [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

                  Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below:

                           C. John Knorr, Jr.         Donald E. Schupp
                           Michael Halpern


Proposal:         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                  [ ] AUTHORIZED TO VOTE                [ ] ABSTAIN

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED HEREIN AND THE PROXY HOLDERS WILL VOTE ON ANY OTHER MATTER IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

         Please mark, date and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please specify your full title as such.

Dated: __________________                    ___________________________________
                                             Signature

Dated: __________________                    ___________________________________
                                             Signature if held jointly